                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      May 28, 1997


                       NEW ENGLAND PENSION PROPERTIES V;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


        0-17808                                         04-2940131
(Commission File Number)                     (IRS Employer Identification No.)


     225 Franklin Street, 25th Floor
              Boston, MA                                  02110
(Address of principal executive offices)               (Zip Code)


                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.
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     On May 28, 1997, New England Pension Properties V; A Real Estate Limited
Partnership sold its interest in a property known as University Business Park located at 3802, 3822, 3844, 3902, 3922 E. University Drive, in Phoenix, AZ.
The property was sold to Arple, Inc., as Exchange Accommodator for Pueblos Del Rio North, LTD., a California Limited Partnership, an unrelated third party, for gross proceeds of $8,350,000. The terms of the sale were determined by arms-length negotiation between the buyer and AEW Real Estate Advisors, Inc., on behalf of the seller.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     None


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 10, 1997                  NEW ENGLAND PENSION PROPERTIES V;
                                      A REAL ESTATE LIMITED PARTNERSHIP
                                                (Registrant)



                                      By:  Fifth Copley Corp.,
                                           Managing General Partner


                                      By:  /s/  Wesley M. Gardiner, Jr.
                                      ---------------------------------
                                           Name:  Wesley M. Gardiner, Jr.
                                           Title: Vice President